UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2021

Cytocom Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Cytocom, Inc., previously known as Cleveland BioLabs, Inc. (“Cytocom”), previously filed a Current Report on Form 8-K on July 28, 2021 (the “Initial Report”) to report the completion of the Company’s merger transaction (the “Merger”) with the private company then known as “Cytocom Inc.” (“Old Cytocom”), pursuant to the terms of the Agreement and Plan of Merger, dated as of October 16, 2020, by and among Cytocom, High Street Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Old Cytocom.

The purpose of this Current Report on Form 8-K/A (the “Amended Report”) is to amend Items 9.01(a) and 9.01(b) of the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(3) and 9.01(b)(2). This Amended Report does not amend any other item of the Initial Report and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Amended Report. This Amended Report should be read in connection with the Initial Report.

The pro forma financial information included in this Amended Report has been presented for informational purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been had the Merger been completed as of the dates indicated or will be for any future periods.

Item 9.01         Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Old Cytocom’s audited balance sheets as of December 31, 2020 and 2019, the related statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2020, the related notes, and the report of Turner, Stone & Company LLP, independent registered accounting firm, dated May 7, 2021, which are included in the proxy statement/prospectus of the Company (File No. 333-253111) (the “Proxy Statement/Prospectus”) filed with the SEC on June 10, 2021 beginning on page F-35 of the Proxy Statement/Prospectus, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.1 to this report.

Old Cytocom’s unaudited balance sheet as of March 31, 2021 and 2020, the related statements of operations, stockholders’ deficit and cash flows for each of the three months ended March 31, 2021 and 2020, and the related notes, included in the Proxy Statement/Prospectus beginning on page F-61 of the Proxy Statement/Prospectus, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.2 to this report.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020, giving effect to the Company’s combination with Old Cytocom and Imquest Life Sicences, Inc. (which was acquired by Old Cytocom before the closing of the Merger), which are included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Financial Information and Data” beginning on page F-108 of the Proxy Statement/Prospectus, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.3 to this report.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021, giving effect to the Company’s combination with Old Cytocom and Imquest Life Sicences, Inc. (which was acquired by Old Cytocom before the closing of the Merger), which are included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Financial Information and Data” beginning on page F-108 of the Proxy Statement/Prospectus, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.4 to this report.

Exhibit Number	Description

23.1*	Consent of Turner, Stone & Company LLP, independent registered public accounting firm of Old Cytocom.

99.1

Cytocom Inc audited consolidated balance sheets as of December 31, 2020 and 2019, the related statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2020, the related notes, and the report of Turner, Stone & Company LLP, independent registered accounting firm, dated May 7, 2021 (incorporated by reference to pages F-35 through F-60 of the proxy statement/prospectus of Cleveland BioLabs, Inc. (File No. 333-253111) filed with the SEC on June 10, 2021).

99.2

Cytocom Inc. unaudited balance sheets as of March 31, 2021 and 2020, the related statements of operations, stockholders’ deficit and cash flows for each of the three months ended March 31, 2021 and 2020, the related notes (incorporated by reference to pages F-61 through F-78 of the proxy statement/prospectus of the Company (File No. 333-253111) filed with the SEC on June 10, 2021.

99.3

Unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2020; unaudited pro forma condensed combined balance sheet as of December 30, 2020; and notes to unaudited pro forma condensed combined financial information (incorporated by reference to pages F-108 through F-117 of the proxy statement/prospectus of the Company (File No. 333-253111) filed with the SEC on June 10, 2021).

99.4

Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021; unaudited pro forma combined balance sheet as of March 31, 2021; and notes to unaudited pro forma condensed combined financial information (incorporated by reference to pages F-108 through F-117 of the proxy statement/prospectus of the Company (File No. 333-253111) filed with the SEC on June 10, 2021).

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytocom, Inc.

Date: July 30, 2021	By:	/s/ Peter Aronstam

Name: Peter Aronstam

Title: Chief Financial Officer